SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                       HALLMARK FINANCIAL SERVICES, INC.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                      HALLMARK FINANCIAL SERVICES, INC.
                         777 Main Street, Suite 1000
                           Fort Worth, Texas 76102


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 26, 2005


 To Our Shareholders:

      NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders of Hallmark Financial Services, Inc. (the "Company") will be held at Carter Burgess Plaza, 777 Main Street, 11th Floor, Fort Worth, Texas, at 10:00 a.m., Central Daylight Time, on Thursday, May 26, 2005, for the following purposes:

           1. To elect five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

           2. To approve the Hallmark Financial Services, Inc. 2005 Long Term Incentive Plan; and

           3. To transact such other business that may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on April 20, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      All shareholders of the Company are cordially invited to attend the Annual Meeting.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Cecil R. Wise
                               ------------------------
                               Cecil R. Wise, Secretary

 Dated: April 29, 2005


      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                      HALLMARK FINANCIAL SERVICES, INC.
                         777 Main Street, Suite 1000
                           Fort Worth, Texas 76102


                               PROXY STATEMENT

                                     FOR

                        ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 26, 2005

                           _______________________


                   SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Hallmark Financial Services, Inc., a Nevada corporation (the "Company"), to be voted at the 2005 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 26, 2005, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director, for the approval of the Hallmark Financial Services, Inc. 2005 Long Term Incentive Plan, and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

      Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not revoke the proxy.

      All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

      The principal executive offices of the Company are located at 777 Main Street, Suite 1000, Fort Worth, Texas 76102. The Company's mailing address is the same as that of its principal executive offices.

      This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about April 29, 2005. A copy of the Company's Annual Report for the fiscal year ended December 31, 2004, is enclosed herewith. Except as expressly incorporated by reference herein, such Annual Report does not constitute a part of the materials used for the solicitation of proxies.

                           PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

           1. Election of five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

           2. Approval of the Hallmark Financial Services, Inc. 2005 Long Term Incentive Plan (the "2005 LTIP"); and

           3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.


                              QUORUM AND VOTING

      The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 20, 2005 (the "Record Date"). On the Record Date, there were 36,766,791 shares of Common Stock of the Company, par value $0.03 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

      Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to the Bylaws of the Company, abstentions and broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.


                            ELECTION OF DIRECTORS
                                   (Item 1)

      At the Annual Meeting, five directors will be elected for a term expiring at the 2006 annual meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.

      The Board has proposed the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. The Board has determined that all of its nominees other than Mark E. Schwarz meet the current independence requirements of the American Stock Exchange ("AMEX").

      In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board.

      The Board recommends a vote FOR election of each nominee below.

                            Director
 Name                Age     Since   Current Position(s) with the Company
 ----                ---     -----   ------------------------------------
 Mark E. Schwarz     44      2001    Chief Executive Officer, President,
                                     Director and Chairman of the Board

 Scott T. Berlin     35      2001    Director

 James C. Epstein    46      2003    Director

 James H. Graves     56      1995    Director

 George R. Manser    73      1995    Director

      Mark E. Schwarz was elected Chief Executive Officer of the Company in January 2003, and assumed the position of President in November 2003. Since 1993, Mr. Schwarz has served, directly or indirectly through entities he controls, as the sole general partner of Newcastle Partners, L.P., a private investment firm. Since 2000, he has also served as the President and sole Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P., a private investment management firm. From 1995 until 1999, Mr. Schwarz was also a Vice President of Sandera Capital Management, L.L.C., a private investment firm associated with the Lamar Hunt family. From 1993 until 1996, Mr. Schwarz was a securities analyst and portfolio manager for SCM Advisors, L.L.C., an investment advisory firm. Mr. Schwarz presently serves as Chairman of the boards of directors of Pizza Inn, Inc., an operator and franchisor of pizza restaurants; Bell Industries, Inc., a company primarily engaged in providing computer systems integration services; and New Century Equity Holdings Corp., a firm focused on investment in high-growth companies. Mr. Schwarz is also a director of Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies; SL Industries, Inc., a developer of power systems used in a variety of aerospace, computer, datacom, industrial, medical, telecom, transportation and utility equipment applications; and WebFinancial Corporation, a banking and specialty finance company.

      Scott T. Berlin  is a  Director focused  on the  corporate finance  and mergers/acquisitions practice at Brown, Gibbons, Lang & Company, an investment banking firm serving middle market companies. Prior to joining Brown, Gibbons, Lang & Company in 1997, Mr. Berlin was a lending officer in the Middle Market Group at The Northern Company.

      James C. Epstein has served as Chief Risk Officer of Contran Corporation, a diversified holding company with controlling interests in public and private companies, since January 2005. He has served as Chairman of the Board and Chief Executive Officer of EWI RE, Inc., an insurance and reinsurance brokerage and consulting firm affiliated with Contran Corporation, since November 2004, and served as its President from 1995 to December 2000. He has also served as Chairman of the Board of Tall Pines Insurance Company, a Vermont captive insurer affiliated with Contran Corporation, since November 2004. Before joining EWI RE, Inc. in 1988, Mr. Epstein had served as a Vice President and member of the reinsurance advisory board of Sedgwick Group, PLC, an international insurance, reinsurance and consulting firm, since 1985. From 1984 to 1985, he worked as a reinsurance broker at E.W. Blanch Co. Mr. Epstein began his insurance career in 1981 as an actuary with Tillinghast & Co.

      James H. Graves is  a Partner  of  Erwin,  Graves &  Associates, LP,  a
 management consulting firm founded in 2002. He is also Chief Operating Officer and Vice Chairman of the board of directors of Detwiler, Mitchell & Company, a securities brokerage and investment banking firm. Previously, Mr. Graves was a Managing Director of UBS Warburg, Inc., an international financial services firm which provides investment banking, underwriting and brokerage services. He was a Managing Director of Paine Webber Group Inc. prior to its acquisition by UBS Warburg in November 2000, and was Chief Operating Officer of J.C. Bradford & Co. at the time of its acquisition by Paine Webber Group Inc. in June 2000. Mr. Graves had earlier served as Managing Director of J.C. Bradford & Co. and co-manager of its Corporate Finance Department. Prior to its acquisition by Paine Webber Group Inc.,
 J.C. Bradford & Co. provided investment advisory services to the Company. Prior to joining J.C. Bradford & Co. in 1991, Mr. Graves had for 11 years been employed by Dean Witter Reynolds, where he completed his tenure as the head of the Special Industries Group in New York City. Mr. Graves also serves as a director of Cash America International, Inc., a company operating pawn shops and jewelry stores.

      George R. Manser is Chairman of Concorde Holding Co. and CAH, Inc. LLC, each a private investment management company. From 1991 to 2003, Mr. Manser served as a director of State Auto Financial Corp., an insurance holding company engaged primarily in the property and casualty insurance business. Prior to his retirement in 2000, Mr. Manser also served as Chairman of Uniglobe Travel (Capital Cities), Inc., a franchisor of travel agencies; as a director of CheckFree Corporation, a provider of financial electronic commerce services, software and related products; and as an advisory director of J.C. Bradford & Co. From 1995 to 1999, Mr. Manser served as the Director of Corporate Finance of Uniglobe Travel USA, L.L.C., a franchisor of travel agencies, and also served as a director of Cardinal Health, Inc. and AmerLink Corp. From 1984 to 1994, he also served as a director and Chairman of North American National Corporation and various of its insurance subsidiaries.


                                 APPROVAL OF
                      HALLMARK FINANCIAL SERVICES, INC.
                        2005 LONG TERM INCENTIVE PLAN
                                   (Item 2)

      On April 7, 2005, the Board adopted the 2005 LTIP, subject to stockholder approval. The Board believes that the 2005 LTIP will benefit the Company by authorizing a variety of long term incentive compensation arrangements that may be used to attract, retain and reward high quality directors, officers, employees and other persons who provide services to the Company and/or its subsidiaries. The Board believes that this arrangement will further align the interests of directors, officers and eligible employees with those of the Company's stockholders.

      The 2005 LTIP will become effective on the calendar day immediately following the date that the 2005 LTIP is approved by the stockholders of the Company. If the 2005 LTIP is approved by the stockholders, it will terminate on the tenth anniversary of its effective date.

 Description of the 2005 LTIP

      The description of the 2005 LTIP set forth below is a summary of its principal features. This summary, however, does not purport to be a complete description of all of the provisions of the 2005 LTIP. The description is qualified in its entirety by reference to the 2005 LTIP, a copy of which is attached as Appendix A and incorporated herein by this reference.

      Administration. The 2005 LTIP will be administered by the Compensation Committee of the Board or any successor thereto (the "Committee"). The Committee will consist of at least two directors. Unless otherwise determined by the Board, each member of the Committee will be a "nonemployee director" and an "outside director," as such terms are defined by rules of the Securities and Exchange Commission ("SEC") and Internal Revenue Service ("IRS"), respectively. The Committee will have the authority to grant awards and determine the terms and conditions thereof.

      Shares Available. The maximum aggregate number of shares of Common Stock with respect to which options and restricted shares, and rights granted without accompanying options, may be granted from time to time under the 2005 LTIP will be 5,000,000 shares. Shares with respect to which awards are granted may be, in whole or in part, authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock reacquired and held in the treasury of the Company, as the Board from time to time determines. If for any reason (other than the surrender of options or Deemed Options, as defined below, upon exercise of rights) any shares as to which an option has been granted cease to be subject to purchase under the option, or any restricted shares are forfeited to the Company, or any right issued without accompanying options terminates or expires without being exercised, then the shares in respect of which such option or right was granted, or which relate to such restricted shares, will become available for subsequent awards under the 2005 LTIP.

      Eligibility. Awards under the 2005 LTIP will be granted only to persons who are employees of the Company or one or more of its subsidiaries or who are nonemployee directors. Currently, the Company has approximately 180 employees and four nonemployee directors. In determining the employees to whom awards are granted, the number of shares of Common Stock with respect to which each award is granted and the terms and conditions of each award, the Committee will take into account, among other things, the nature of the employee's duties and his or her present and potential contributions to the growth and success of the Company. An individual who has been granted an award or awards under the 2005 LTIP may be granted an additional award or awards, subject to applicable law.

      Types of Awards.   The following types of  awards may be granted  under
 the 2005 LTIP:

      * incentive stock options under Section 422 of the Internal Revenue Code ("IRC");
      * non-qualified stock options, which are stock options other than incentive stock options;
      *  restricted shares; and
      *  rights, either with or without accompanying options.

      Awards may be granted on the terms and conditions set forth below. In addition, the Committee may impose on any award or the exercise thereof such additional terms and conditions as the Committee determines, including performance conditions, terms requiring forfeiture of awards in the event of termination of employment and terms permitting an award holder to make elections relating to his or her award. The Committee will retain full power and discretion to accelerate or waive any term or condition of an award that is not mandatory under the 2005 LTIP. The term of each award will be for such period as may be determined by the Committee, but not to exceed ten years.

      Unless permitted by the Committee pursuant to the express terms of an award agreement, awards will generally not be transferable other than by will or the laws of descent and distribution. The Committee may allow for the transfer of awards, prior to an award holder's death, pursuant to a qualified domestic relations order and to certain immediate family members or entities related to an immediate family member even in the absence of a qualified domestic relations order.

      Prohibition on Repricing. No award may be repriced, replaced, regranted through cancellation or modified without approval of the Company's stockholders, except in connection with a change in the Company's capitalization, if the effect would be to reduce the exercise price for shares of Common Stock underlying the award.

      Terms and Conditions of Stock Options. The 2005 LTIP authorizes grants of incentive stock options and non-qualified stock options to eligible persons. The exercise price of each stock option granted under the 2005 LTIP may vary, but must not be less than the fair market value of the shares as of the grant date. Options may not be exercised as to less than 100 shares of Common Stock (or less than the number of full shares of Common Stock, if less than 100). The Committee will determine the methods and form of payment for the exercise price of a stock option. Unless otherwise provided, all options will become 100% vested when the grantee retires at or after retirement age, the grantee dies or becomes totally permanently disabled, or a change in control occurs. Prior to 100% vesting, options will be exercisable in cumulative installments and upon events as determined by the Committee.

      Term and Conditions of Restricted Shares. The 2005 LTIP authorizes grants of restricted shares. Restricted shares are shares of Common Stock subject to a restricted period of up to ten years, as determined by the Committee. Except to the extent set forth in a particular award, a person granted restricted shares will generally have all of the rights of a stockholder of the Company, including the right to vote the restricted shares. However, during any period that restricted shares are subject to restrictions imposed by the Committee, the restricted shares may not be transferred or encumbered by an award holder. Upon termination of employment during the restricted period, restricted shares will be forfeited and reacquired by the Company. The Committee will determine the time or times at which, and the circumstances under which, any restrictions imposed on restricted shares will lapse and may shorten or waive a restricted period.

      Terms and Conditions of Rights. The 2005 LTIP authorizes awards of primary rights with or without accompanying options or additional rights with accompanying options. A primary right granted without a corresponding option is deemed to have been accompanied by a "Deemed Option." A Deemed Option serves only to establish the terms and conditions of the primary right, has no value, and cannot be exercised to obtain shares of Common Stock.

      A right granted in connection with an option must be granted at the time the option is granted. Each right will be subject to the same terms and conditions as the related option or Deemed Option, and will be exercisable only to the extent the option or Deemed Option is exercisable. At the time of grant of a primary right not granted in connection with an option, the Committee will set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option will include all terms and conditions that at the time of grant are required and, in the discretion of the Committee, may include any additional terms and conditions that at such time are permitted to be included in options granted under the 2005 LTIP.

      A primary right will entitle the holder to surrender unexercised the related option or Deemed Option (or any portion thereof) and to receive in exchange for each surrendered option, Deemed Option or portion thereof, subject to the provisions of the 2005 LTIP and regulations established by the Committee, a payment having an aggregate value equal to the excess of the fair market value per share of Common Stock on the exercise date over the per share exercise price of the option or Deemed Option. Upon exercise of a primary right, payment will be made in the form of cash, shares of Common Stock, or a combination thereof, as elected by the holder. Shares of Common Stock paid upon exercise of a primary right will be valued at the fair market value per share of Common Stock on the exercise date. Cash will be paid in lieu of any fractional share based upon the fair market value per share of Common Stock on the exercise date. Generally, no payment will be required from the holder upon exercise of a primary right. An additional right entitles the holder to receive, upon the exercise of a related option, a cash payment equal to a percentage of the product determined by multiplying the excess of the fair market value per share of Common Stock on the date of exercise of the related option over the option price per share at which such option is exercisable, by the number of shares with respect to which the related option is being exercised.

      Amendment and Termination. The Board will have the right to amend, suspend or terminate the 2005 LTIP at any time, except that an amendment will be subject to stockholder approval if such approval is required to comply with the IRC, the rules of any securities exchange or market system on which securities of the Company are listed or admitted to trading at the time such amendment is adopted, or any other applicable laws. The Board may delegate to the Committee all or any portion of its authority. If the 2005 LTIP is terminated, the terms of the 2005 LTIP will, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 2005 LTIP may, without the consent of the grantee to whom an award was granted, adversely affect the rights of such grantee under such award.

      Change in Control. Upon the occurrence of a change in control, with respect only to awards held by employees or directors of the Company (and their permitted transferees) at the occurrence of the change in control, (i) all outstanding rights and options will immediately become fully vested and exercisable in full, including that portion of any right or option that had not yet become exercisable, and (ii) the restriction period of any restricted shares will immediately be accelerated and the restrictions will expire. A holder will not forfeit the right to exercise the award during the remainder of the original term of the award because of a change in control or because the holder's employment is terminated for any reason following a change in control.

      Section 16(b) Liability. It is the intent of the Company that the grant of any awards to or other transaction by an award recipient who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be exempt from liability under Section 16(b) pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such award recipient). Accordingly, if a provision of the 2005 LTIP or any award agreement does not comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, such provision will be deemed amended to the extent necessary to conform to Rule 16b-3 so that the award recipient avoids liability under Section 16(b) of the Exchange Act.

 Federal Income Tax Consequences of Awards under the 2005 LTIP

      Set forth below is a summary of the federal income tax consequences to award recipients and to the Company as a result of the grant and exercise of awards under the 2005 LTIP. This summary is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and IRS rulings in effect on the date hereof. This summary does not discuss any potential foreign, state, or local tax consequences.

      Non-Qualified Stock Options and Incentive Stock Options. Option holders will not realize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income (subject to withholding by the Company or a subsidiary) in an amount equal to the excess of the amount of cash and the fair market value of the shares of Common Stock received over the exercise price paid for the shares. An option holder will generally have a tax basis in any shares received upon exercise of a non-qualified stock option that equals the fair market value of such shares on the date of exercise. Subject to the limitations on deductibility discussed below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

      Persons who receive an incentive stock option will not have taxable income upon the grant or exercise of the incentive stock option. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause the option holder to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the option holder's regular tax liability in a later year to the extent that the option holder's regular tax liability is in excess of the alternative minimum tax for that year. Upon the disposition of shares of Common Stock acquired upon exercise of an incentive stock option that have been held for at least two years from the date of grant and one year from the date of exercise of the incentive stock option, an option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the option holder for the shares. However, if an option holder disposes of shares that have not been held for the requisite holding period (a "disqualifying disposition"), the option holder will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the amount by which the fair market value of the shares at the time of exercise of the incentive stock option (or, if less, the amount realized in an arm's-length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the option holder for such shares. An option holder will also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the shares on the exercise date.

      The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless an option holder makes a disqualifying disposition of the shares of Common Stock. If an option holder makes a disqualifying disposition, the Company (or a subsidiary) will then, subject to the limitations on deductibility discussed below, be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by an option holder under the rules described in the preceding paragraph.

      Under current rulings, if an option holder transfers previously held shares of Common Stock (other than shares acquired by exercise of an incentive stock option that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although an option holder would still recognize ordinary compensation income upon exercise of a non-qualified stock option in the manner described above). Moreover, that number of shares received upon exercise which equals the number of shares of previously held shares of Common Stock surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the option holder, plus the amount of compensation income recognized by the option holder under the rules described above.

      Restricted Shares. Generally, a recipient of restricted shares will recognize ordinary compensation income as a result of the receipt of restricted shares in an amount equal to the fair market value of the shares of Common Stock when such shares first cease to be subject to a prohibition on transfer or to a substantial risk of forfeiture. The amount of income realized will be the value of the shares at the date the shares first become transferable or cease to be subject to substantial risk of forfeiture. However, if such a recipient makes a valid election under IRC Section 83(b), the restricted shares will be taxable at the date of receipt of the shares and the recipient will realize ordinary income upon the grant of the restricted shares in an amount equal to the value of the Shares without regard to the restrictions on transferability and the risk of forfeiture.

      Rights. A holder of a right will not recognize taxable income upon the grant of a right. Upon the exercise of a right, the holder will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of the amount of cash and the fair market value of the shares of Common Stock received over the exercise price (if any). A right holder will generally have a tax basis in any shares received pursuant to the exercise of a right that equals the fair market value of such shares on the date of exercise. Subject to the limitations on deductibility discussed below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a right holder.

      An award recipient will be subject to withholding for federal, and any applicable state and local, income taxes at the time the award recipient recognizes income under the rules described above. Subject to the limitations on deductibility discussed below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an award recipient under the foregoing rules.

      Limitations on Deductibility. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the 2005 LTIP could also in some circumstances be limited by the golden parachute payment rules of IRC Section 280G, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, IRC Section 162(m) limits to $1 million the deductibility of most compensation paid during a taxable year of the Company to certain executive officers of the Company.

 Benefits Under the 2005 LTIP

      The Compensation Committee has approved the grant of incentive stock options under the 2005 LTIP to the following officers of the Company, such grants to be effective as of and subject to approval of the 2005 LTIP at the Annual Meeting:

                                                          Number of Shares
              Name and Principal Position                Subject to Options
              ---------------------------                ------------------

 Mark E. Schwarz, Chief Executive Officer                       -0-

 Mark J. Morrison, Chief Operating Officer and
   Financial Officer                                          100,000

 Brookland F. Davis, President of Personal Lines Group        100,000

 Kevin T. Kasitz, President of Commercial Lines Group         100,000

 Jeffrey R. Passmore, Chief Accounting Officer                 50,000

 Executive officers as a group                                350,000

 Directors (other than executive officers) as a group           -0-

 All employees (other than executive officers)
   as a group                                                 180,000


      If the 2005 LTIP is approved at the Annual Meeting, all of the foregoing options will vest on the first four anniversaries of the date of grant as to 10%, 20%, 30% and 40% of the shares, respectively, and will expire on the fifth anniversary of the effective date of the grant. The exercise price of each such option will be the closing market price per share of the Common Stock on the AMEX Emerging Company Marketplace on the effective date of the grant. Future awards, if any, under the 2005 LTIP are subject to the discretion of the Committee and, therefore, are not determinable at this time.

 Required Vote and Recommendation

      In order to approve the 2005 LTIP, the number of votes cast in favor of the 2005 LTIP at the Annual Meeting must exceed the number of votes cast in opposition to the 2005 LTIP. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the 2005 LTIP. Shares represented by proxies will be voted for the approval of the 2005 LTIP unless authority to do so is withheld.

      The Board recommends a vote "FOR" the approval of the 2005 LTIP.


                                OTHER BUSINESS
                                   (Item 3)

      The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.


                              BOARD OF DIRECTORS

 Board Committees

      Standing committees of the Board of the Company include the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee.

      The Executive Committee is comprised of Messrs. Schwarz (chairman), Graves and Manser. Between meetings of the Board, the Executive Committee has the full power and authority of the Board in the management of the business and affairs of the Corporation, except as limited by the Bylaws or statute. The Executive Committee meets periodically as required between meetings of the Board, but did not hold any such meetings during 2004.

      The Audit Committee is comprised of Messrs. Manser (chairman), Berlin and Epstein. The Board has determined that all members of the Audit Committee satisfy the current independence and experience requirements of the AMEX and the SEC. The Board has also determined that Mr. Manser satisfies the requirements for an "audit committee financial expert" under applicable rules of the SEC and has designated Mr. Manser as its "audit committee financial expert." The Audit Committee oversees the conduct of the financial reporting processes of the Company, including (i) reviewing with management and the outside auditors the audited financial statements included in the Company's Annual Report, (ii) the Committee chairman reviewing with the outside auditors the interim financial results included in the Company's quarterly reports filed with the SEC, (iii) discussing with management and the outside auditors the quality and adequacy of internal controls, and (iv) reviewing the independence of the outside auditors. See, Audit Committee Report. The Audit Committee met eight times during 2004.

      The Compensation Committee and the Stock Option Committee are comprised of Messrs. Graves (chairman), Berlin and Schwarz. Because the Company is a "controlled company," AMEX rules do not require that members of the Compensation Committee be independent. At the direction of the full Board, the Compensation Committee reviews and makes recommendations with respect to compensation of the directors, executive officers and senior management of the Company. See, Compensation Committee Report. The Stock Option Committee administers the Company's 1994 Key Employee Long Term Incentive Plan and 1994 Non-Employee Director Stock Option Plan, both of which expired during 2004 but have unexpired options outstanding. The Compensation Committee will administer the 2005 LTIP if it is approved at the Annual Meeting. The Compensation Committee and the Stock Option Committee met once during 2004 and approved various other matters by unanimous written consent. Attendance at Meetings

      The Board held six meetings during 2004. Various matters were also approved by the unanimous written consent of the directors during the last fiscal year. Each director attended at least 75% of the aggregate of
 (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served. The Company has no formal policy with respect to the attendance of Board members at the annual meeting of shareholders, but encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. All of the incumbent directors and director nominees attended the Company's last annual meeting of shareholders held on May 20, 2004.

 Director Compensation

      Each non-employee  director receives  a fee  of $1,500  for each  Board
 meeting attended and a fee of $750 for each committee meeting attended.   No
 other compensation was paid to any non-employee director during 2004.

 Nomination of Directors

      Because the  Company  is a  "controlled  company," AMEX  rules  do  not require that the Company have a nominating committee. The Board has determined that such a committee is not necessary to identify, evaluate and attract qualified nominees. Therefore, the full Board acts in place of a nominating committee to investigate qualified nominees for election to the Board when vacancies occur. The Board has not adopted any charter or formal procedures with respect to its consideration of director nominees.

      The Board strives to identify and attract director nominees with a variety of experience who have the business background and personal integrity to represent the interests of all shareholders. Although the Board has not established any specific minimum qualifications that must be met by a director nominee, factors considered in evaluating potential candidates include educational achievement, managerial experience, business acumen, financial sophistication, insurance industry expertise and strategic planning and policy-making skills. Depending upon the current needs of the Board, some factors may be weighed more or less heavily than others in the Board's deliberations. The Board evaluates the suitability of a potential director nominee on the basis of written information concerning the candidate, discussions with persons familiar with the background and character of the candidate and personal interviews with the candidate.

      The Board will consider candidates for nomination to the Board from any reasonable source, including shareholder recommendations. The Board does not evaluate candidates differently based on the source of the proposal. The Board has not, and has no present intention to, use consultants or search firms to assist in the process of identifying and evaluating candidates.

      Shareholders may recommend director candidates for consideration by the Board by writing to the Chairman of the Board at the Company's headquarters in Fort Worth, Texas, giving the candidate's name, contact information, biographical data and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. The Board has not implemented any formal procedures for consideration of director nominees submitted by shareholders of the Company. The Board of Director has not received any recommendations for director nominees from any person or group beneficially owning more than 5% of the Common Stock of the Company.

 Shareholder Communications

      The Board believes that, in light of the accessibility of its directors to informal communications, a formal process for shareholders to communicate with directors is unnecessary. Any shareholder communication sent to the Board, either generally or in care of the Chairman of the Board, will be forwarded to members of the Board without screening. Any shareholder communication to the Board should be addressed in care of the Chairman of the Board and transmitted to the Company's headquarters in Fort Worth, Texas. In order to assure proper handling, the transmittal envelope should include a notation indicating "Board Communication" or "Director Communication." All such correspondence should identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or only specified directors. The Chairman will circulate all such correspondence to the appropriate directors.

              EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

 Executive Officers

      The following persons are currently the only executive officers of  the
 Company:

 Name                Age             Position(s) with the Company
 ----                ---             ----------------------------
 Mark E. Schwarz      44   Chief Executive Officer, President, Director
                           and Chairman

 Mark J. Morrison     45   Executive Vice President, Chief Operating
                           Officer and Chief Financial Officer

 Brookland F. Davis   41   President of Personal Lines Group subsidiaries

 Kevin T. Kasitz      42   President of Commercial Lines Group subsidiaries

 Jeffrey R. Passmore  37   Senior Vice President and Chief Accounting Officer

      No executive officer bears any family relationship to any other executive officer or to any director or nominee for director of the Company. No director, nominee for director or executive officer of the Company has been involved in any legal proceedings that would be material to an evaluation of the management of the Company. Information concerning the business experience of Mark E. Schwarz is provided under Election of Directors.

      Mark J. Morrison became Executive Vice President and Chief Financial Officer of the Company in March, 2004, and was appointed to the additional position of Chief Operating Officer in April, 2005. Mr. Morrison has been employed in the property and casualty insurance industry since 1993. Prior to joining the Company, he had since 2001 served as President of Associates Insurance Group, a subsidiary of St. Paul Travelers. From 1996 through 2000, he served as Senior Vice President and Chief Financial Officer of Associates Insurance Group, the insurance division of Associates First Capital Corporation. From 1995 to 1996, Mr. Morrison served as Controller of American Eagle Insurance Group, and from 1993 to 1995 was Director of Corporate Accounting for Republic Insurance Group. From 1991 to 1993, he served as Director of Strategic Planning and Analysis at Anthem, Inc. Mr. Morrison began his career as a public accountant with Ernst & Young, LLP from 1982 to 1991, where he completed his tenure as a Senior Manager.

      Brookland F. Davis has since January, 2003 served as the President of the Company's Personal Lines Group, an integrated group of subsidiaries handling non-standard personal automobile insurance. Since 2001, Mr. Davis had previously been employed by Bankers Insurance Group, Inc., a property/casualty and life insurance group of companies, where he began as the Chief Accounting Officer and was ultimately promoted to President of their Texas managing general agency and head of their nationwide non-standard personal automobile operations. From 1998 to 2000, he served as Executive Vice President and Chief Financial Officer of Paragon Insurance Holdings, LLC, a multi-state personal lines managing general agency offering non-standard personal automobile and homeowners insurance, which Mr. Davis co-founded. During 1997, Mr. Davis was a Senior Manager with KPMG Peat Marwick focusing on the financial services practice area. From 1993 to 1997, he served as Vice President and Treasurer of Midland Financial Group, Inc., a multi-state property/casualty insurance company focused on non-standard automobile insurance. Mr. Davis began his professional career in 1986 in public accounting with first Coopers & Lybrand and later KPMG Peat Marwick, where he ended his tenure in 1992 as a Supervising Senior Tax Specialist. Mr. Davis is a certified public accountant licensed in Texas and Tennessee.

      Kevin T. Kasitz has since April, 2003 served as the President of the Company's Commercial Lines Group, an integrated group of subsidiaries handling commercial insurance. Prior to joining the Company, Mr. Kasitz had since 1991 been employed by Benfield Blanch Inc., a reinsurance intermediary, where he served as a Senior Vice President in the Program Services division (2000 to 2003) and Alternative Distribution division (1999 to 2000), a Vice President in the Alternative Distribution division (1994 to
 1999) and a Manager in the Wholesale Insurance Services division (1991 to 1994). From 1989 to 1991, he was a personal lines underwriter for Continental Insurance Company and from 1986 to 1989 was an internal auditor for National County Mutual Insurance Company, a regional non-standard automobile insurer.

      Jeffrey R. Passmore has served as Senior Vice President and Chief Accounting Officer of the Company since June 2003, and previously served as Vice President of Business Development for the Company. Prior to joining the Company in November 2002, Mr. Passmore had since 2000 served as Vice President and Controller of Benfield Blanch, Inc. and its predecessor E.W. Blanch Holdings, Inc., a reinsurance brokerage and service company. From 1998 to 1999, he served E.W. Blanch Holdings, Inc. as Assistant Vice President of Financial Reporting. From 1994 to 1998, he was a senior financial analyst with TIG Holdings, Inc., a property and casualty insurance holding company. Mr. Passmore began his career as an accountant for Gulf Insurance Group from 1990 to 1993.


                            EXECUTIVE COMPENSATION

 Summary Compensation Table

      The following table sets  forth information concerning compensation  of the Chief Executive Officer and all other executive officers of the  Company for the last three fiscal years or  such shorter period as they have  served as an executive officer:
                                                                                 Long Term
                                          Annual Compensation                   Compensation
                            --------------------------------------------------  ------------
                                                                  Other Annual   Securities    All Other
      Name and               Year Ended                           Compensation   Underlying  Compensation
 Principal Position         December 31  Salary ($)  Bonus ($) 1      ($) 2      Options (#)     ($) 3
 -------------------        -----------  ----------  -----------      -----      -----------     -----
 Mark E. Schwarz                2004      150,000         -0-         2,223           -0-        1,289
   Chief Executive Officer      2003      150,000         -0-          -0-            -0-         -0-

 Mark J. Morrison               2004      148,346      150,000        2,994        100,000        -0-
   Chief Operating Officer;
   Chief Financial Officer

 Brookland F. Davis             2004      156,000      150,000        7,014        100,000       1,862
   President of subsidiaries    2003      142,500       40,000       12,927         25,000        -0-

 Kevin T. Kasitz                2004      160,160      150,000        4,635        100,000       1,890
   President of subsidiaries    2003      115,500       40,000        7,493         25,000        -0-

 Jeffrey R. Passmore            2004      115,333       34,320         -0-          25,000       1,219
   Chief Accounting Officer

 -------------------------

 1 Bonuses are reflected in the year earned. Bonuses earned in 2004 were paid in 2005. Bonuses earned in 2003 were paid in 2003.

 2  Represents employee portion of medical coverage paid by the Company.

 3 Represents the Company's matching contributions to employee 401(k) accounts.

 Option Grants in Last Fiscal Year

      The following table shows all individual grants of stock options to executive officers of the Company during the fiscal year ended December 31, 2004.
                                  % of Total
                     Securities    Options                             Grant
                     Underlying   Granted to   Exercise                Date
                      Options    Employees in   Price    Expiration   Present
                     Granted 1   Fiscal Year    ($/Sh)     Date 2     Value 3
                     ---------   -----------   --------  ----------   -------

 Mark E. Schwarz        -0-           -0-          -         -              -

 Mark J. Morrison     100,000        21.1        0.65     03/25/09    $37,000

 Brookland F. Davis   100,000        21.1        0.57     01/26/09    $33,000

 Kevin T. Kasitz      100,000        21.1        0.57     01/26/09    $33,000

 Jeffrey R. Passmore   25,000         5.3        0.57     01/26/09    $ 8,250

 -------------------

 1 Options are to purchase shares of the Company's Common Stock. Options vest on the first four anniversaries of the date of grant as to 10%, 20%, 30% and 40% of the shares, respectively, subject to acceleration of vesting upon death, disability, retirement or change in control of the Company.

 2 All options are subject to earlier termination due to death, disability or termination of employment.

 3 The present value of each option is estimated as of the grant date using the Black-Scholes option-pricing model assuming a five year expected term, no dividend yield and a weighted-average 67.45% expected volatility and 3.12% risk-free interest rate.

 Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides information regarding stock options exercised by the executive officers during fiscal 2004 and unexercised options held by the executive officers as of December 31, 2004.

                                                    Securities Underlying       Value of Unexercised
                        Shares                     Unexercised Options (#)   In-the-Money Options ($) 1
                     Acquired on      Value      --------------------------  --------------------------
       Name          Exercise (#)  Realized ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
       ----          ------------  ------------  -----------  -------------  -----------  -------------
 Mark E. Schwarz 2         -0-          -0-        137,500        37,500        86,094        19,219

 Mark J. Morrison          -0-          -0-           -0-        100,000          -0-         55,000

 Brookland F. Davis      15,000        2,400          -0-        110,000          -0-         68,500

 Kevin T. Kasitz         15,000        6,000          -0-        110,000          -0-         68,500

 Jeffrey R. Passmore       -0-          -0-          6,000        29,000         3,300        17,950

 ------------------

 1 Values stated are pre-tax and are based upon the closing price of $1.20 per share of the Common Stock on the AMEX Emerging Company Marketplace on December 31, 2004.

 2    Includes  exercisable  options  to  purchase  50,000  shares  held   by
      Newcastle Partners, L.P.

 Equity Compensation Plan Information

      The following table sets forth information regarding shares of the Common Stock authorized for issuance under the Company's equity compensation plans as of December 31, 2004:

                       (a) Number of   (b) Weighted-  (c) Number of securities
                       securities to      average        remaining available
                       be issued upon  exercise price    for future issuance
                        exercise of    of outstanding       under equity
                        outstanding       options,       compensation plans
                         options,         warrants      (excluding securities
                       warrants and         and             reflected in
                          rights           rights            column (a))
                       ------------       --------          -------------

 Equity compensation
 plans approved by
 security holders 1     1,208,500           $0.65                  -0-

 Equity compensation
 plans not approved
 by security holders 2    150,000           $0.38                  -0-
                        ---------                             ----------

 TOTAL                  1,358,500           $0.62                  -0-

 ------------------

 1 Includes shares of the Common Stock authorized for issuance under the 1994 Key Employee Long Term Incentive Plan and the 1994 Non-Employee Director Stock Option Plan, both of which terminated in accordance with their respective terms on March 29, 2004.

 2 Represents shares of the Common Stock issuable upon exercise of non-qualified stock options granted to the non-employee directors of the Company in lieu of cash compensation for their service on the Board during fiscal 1999. The options became fully exercisable on August 16, 2000, and terminate on March 15, 2010, to the extent not previously exercised.


                        COMPENSATION COMMITTEE REPORT

 Committee Organization and Duties

      The Compensation Committee of the Board is comprised of James H. Graves (chairman), Scott T. Berlin and Mark E. Schwarz. Because the Company is a "controlled company," rules of the AMEX do not require that members of the Compensation Committee be independent. The Compensation Committee reviews, evaluates and recommends to the Board compensation policies of the Company with respect to directors and senior management, including the Chief Executive Officer and other executive officers. The members of the Compensation Committee also serve as a Stock Option Committee to administer the Company's 1994 Key Employee Long Term Incentive Plan and 1994 Non-Employee Director Stock Option Plan, both of which expired during 2004 but have unexpired options outstanding. The Compensation Committee met once during 2004 and approved various other matters by unanimous written consent.

 Compensation Objectives and Components

      The Compensation Committee strives to ensure that the compensation policies of the Company reinforce the Company's annual and long-term performance objectives, reward and encourage quality performance, and assist the Company in attracting, retaining and motivating directors, executive officers and other senior management with exceptional leadership abilities. Consistent with these objectives, the Compensation Committee has established an executive compensation program consisting primarily of base salary, annual bonus and stock options.

      Base Salary. Base salaries of the Company's executive officers are determined based on factors including scope of responsibilities, level of experience, contributions to the achievement of business objectives, leadership skills and overall management effectiveness. Base salaries are generally intended to be competitive with those offered in the markets in which the Company competes for executive talent. The overall assessment is primarily subjective, reflecting the level of responsibility and personal performance of the individual executive.

      Annual Bonus. For fiscal 2004, the Compensation Committee adopted a discretionary Management Bonus Plan for the executive officers (other than the Chief Executive Officer) and certain other senior management of the Company. The 2004 Management Bonus Plan established bonus levels for each executive officer based on the Company attaining specified levels of consolidated pre-tax income from recurring operations. Eligibility to receive such bonus was also based on the satisfactory job performance of each executive officer, including characteristics of cooperation, positive attitude and teamwork in achieving corporate goals, as determined by the Compensation Committee in consultation with the Chief Executive Officer. Based on the Company having achieved the maximum targeted level of 2004 consolidated pre-tax income from recurring operations, as well as a positive assessment of personal performance, the Compensation Committee awarded the maximum targeted bonus to the Company's Chief Accounting Officer and awarded a bonus to each other executive officer (other than the Chief Executive Officer) which was $3,000 in excess of his respective top bonus level under the 2004 Management Bonus Plan.

      Stock Options. The Compensation Committee believes that granting stock options to the executive officers and other senior management can promote the Company's long-term performance by aligning the officers' economic interests with long-term shareholder value. Stock option grants are based on various subjective factors primarily relating to the responsibilities of the officer and his past and expected future contributions to the growth and profitability of the Company. Prior to the expiration of the 1994 Key Employee Long Term Incentive Plan, each of the executive officers (other than the Chief Executive Officer) was granted stock options during 2004 which will vest on the first four anniversaries of the date of grant as to 10%, 20%, 30% and 40% of the shares, respectively, and will expire on the fifth anniversary of the date of grant.

 Compensation of the Chief Executive Officer

      The Company's Chief Executive Officer, Mark E. Schwarz, indirectly controls Newcastle Partners, L.P., a private investment firm which is the largest shareholder of the Company. Although Mr. Schwarz devotes substantial time and attention to his duties as Chief Executive Officer, he is not a full-time employee of the Company. The Compensation Committee established a base salary for the Chief Executive Officer of $150,000 for 2004, which was unchanged from his base salary for 2003. Mr. Schwarz declined to participate in either the annual bonuses or stock option grants provided to the other executive officers. Based on his overall leadership of the management team, his management of the Company's investment portfolio, his significant efforts in expanding the Company through strategic acquisitions, and the Company's improved operating results during his tenure, the Compensation Committee believes that the total compensation provided to the Chief Executive Officer during 2004 was significantly less than was merited by his contributions to the success of the Company.

 Deductibility of Compensation

      IRC Section 162(m) generally imposes a $1 million per person annual limit on the amount the Company may deduct as compensation expense for its executive officers. The Compensation Committee has not established any policy precluding the payment of compensation in excess of the amount deductible under IRC Section 162(m). However, the Compensation Committee does not presently anticipate that the compensation to any of the executive officers for 2005 will exceed this limit on deductibility.

 Conclusion

      The Compensation Committee believes that the Company's executive compensation program provides a competitive and motivational compensation package to the Company's executive officers necessary to achieve the Company's financial objectives and enhance stockholder value.

                                         Respectfully submitted by the
                                         Compensation Committee:

                                         James H. Graves (chairman)
                                         Scott T. Berlin
                                         Mark E. Schwarz


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Messrs. Graves, Berlin and Schwarz comprised the Compensation Committee during fiscal 2004. Mr. Schwarz has served as Chief Executive Officer of the Company since January, 2003. Mr. Schwarz also serves on the compensation committee for Bell Industries, Inc., Nashua Corporation, SL Industries, Inc. and WebFinancial Corporation. During fiscal 2004, no other executive officer of the Company served on the board of directors or compensation committee of any other entity.


                              PERFORMANCE GRAPH

      The line graph below compares the cumulative total stockholder return on the Common Stock from January 1, 2000, through December 31, 2004, with the return on the Amex Market Value (U.S.) Index and the S&P Property & Casualty Insurance Index for the same period. In accordance with SEC rules, the measurement assumes a $100 initial investment in the Common Stock with all dividends reinvested, and a $100 initial investment in the indices.


                      [ PERFORMANCE GRAPH APPEARS HERE ]


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN *
 AMONG HALLMARK FINANCIAL SERVICES, INC., THE AMEX MARKET VALUE (U.S.) INDEX
               AND THE S & P PROPERTY & CASUALTY INSURANCE INDEX


                             12/99   12/00   12/01   12/02   12/03   12/04
                             -----   -----   -----   -----   -----   -----
 HALLMARK FINANCIAL
   SERVICES, INC.           100.00  157.08   98.17  159.82  180.37  273.97
 AMEX MARKET VALUE (U.S.)   100.00   77.40   68.68   58.74   83.47  102.61
 S & P PROPERTY &
   CASUALTY INSURANCE       100.00  155.85  143.35  127.55  161.24  178.05


   * $100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.



                                CODE OF ETHICS

      The Board has adopted a Code of Ethics applicable to all of the Company's employees, officers and directors. The Code of Ethics covers compliance with law; fair and honest dealings with the Company, its competitors and others; full, fair and accurate disclosure to the public; and procedures for compliance with the Code of Ethics. This Code of Ethics is posted on the Company's website at www.hallmarkgrp.com.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      The Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of ownership and changes in ownership of the Common Stock with the SEC. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2004, except that (i) Brookland F. Davis was late filing a Form 4 reporting the grant of employee stock options and a Form 4 reporting the purchase of shares of the Common Stock in the open market, (ii) Kevin T. Kasitz was late filing a Form 4 reporting the grant of employee stock options and a Form 4 reporting the exercise of employee stock options, and
 (iii) Jeffrey R. Passmore was late filing his initial Form 3.


           PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by (i) the current executive officers of the Company, (ii) each current director and nominee for director of the Company, (iii) all current executive officers and current directors of the Company as a group; and
 (iv) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. Except as otherwise indicated, the mailing address for all persons is the same as that of the Company.

                                         No. of Shares      Percent of Class
 Shareholder                          Beneficially Owned   Beneficially Owned
 -----------                          ------------------   ------------------

 Mark E. Schwarz 1                        23,228,269              63.4

 Mark J. Morrison                             11,000                *

 Brookland F. Davis                          146,620                *

 Kevin T. Kasitz 2                            53,705                *

 Jeffrey R. Passmore 3                        10,500                *

 Scott T. Berlin 4                           100,000                *

 James C. Epstein 2                          327,205                *

 James H. Graves 5                           423,775               1.2

 George R. Manser 6                          263,303                *

 All executive officers and current
  directors, as a group (9 persons) 7     24,564,377              66.1

 Thomas G. Berlin 8                        6,043,561              16.6

 Newcastle Partners, L.P. 9               23,128,269              63.3

 -----------------------------

 *    Represents less than 1%.

 1 Includes 23,128,269 shares owned by Newcastle Partners, L.P., a limited partnership indirectly controlled by Mr. Schwarz. See Note 11, below.

 2 Includes 15,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 3 Includes 8,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 4 Includes 75,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date. Mr. Berlin disclaims beneficial ownership of all shares owned by his parents, Mr. & Mrs. Thomas G. Berlin. See Note 10, below.

 5 Includes 175,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 6 Includes 100,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date and 30,575 shares held by Mr. Manser's spouse, over which shares Mr. Manser shares voting and dispositive power.

 7 Includes 388,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 8 As reported on Schedule 13D/A filed with the SEC on February 5, 2004. Includes 181,453 shares over which Mr. Berlin shares voting and dispositive power with his spouse. The address for Mr. Berlin is 37500 Eagle Road, Willoughby Hills, Ohio 44094. Thomas G. Berlin is the father of Scott T. Berlin.

 9 As reported on Form 4 filed with the SEC on April 20, 2005. Mark E. Schwarz is the managing member of Newcastle Capital Group LLC, which is the general partner of Newcastle Capital Management, L.P., which is the general partner of Newcastle Partners, L.P. The address for Newcastle Partners, L.P. is 300 Crescent Court, Suite 1110, Dallas, Texas 75201.


                            AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors in accordance with applicable rules of the SEC and the American Stock Exchange. A copy of the Amended and Restated Audit Committee Charter is posted on the Company's website at www.hallmarkgrp.com.

      The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and is authorized to retain outside counsel, auditors or other experts for this purpose. Subject to any action that may be taken by the full Board, the Audit Committee also has the authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent certified public accountants.

      The Company's management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. The role of the Audit Committee is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the consolidated financial statements with both management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants their independence.

      Based upon the Audit Committee's review and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2004.

 Audit Committee:    George R. Manser (chairman)
 ---------------     Scott T. Berlin
                     James C. Epstein


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      In October, 2003, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants and retained KPMG LLP ("KPMG") as its new independent registered public accountants to audit the Company's financial statements commencing with the fiscal year ended December 31, 2003. The decision to change independent accountants was recommended and approved by the Audit Committee.

      PWC's reports on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's 2001 and 2002 fiscal years and through October, 2003, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PWC's satisfaction, would have caused them to make reference thereto in connection with their reports on the Company's financial statements. During the Company's 2001 and 2002 fiscal years and through October, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. During the Company's 2001 and 2002 fiscal years and through October, 2003, the Company had not consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

      The Company provided PWC with a copy of the foregoing disclosures and requested that PWC review such disclosures and provide a letter addressed to the SEC stating whether they agreed with such statements. A copy of PWC's response letter concurring with such disclosures was attached as Exhibit 16 to the Company's Current Report on Form 8-K filed October 17, 2003.

      The Audit Committee has selected KPMG as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the 2005 fiscal year. Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders.

      The following table presents fees for professional services rendered by the Company's independent accountants for the audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2004, and December 31, 2003, and fees billed for other services rendered by the independent accountants during those periods.

                          KPMG in Fiscal     KPMG in Fiscal     PWC in Fiscal
                               2004               2003              2003
                          --------------     --------------     -------------
 Audit Fees 1                $363,846           $283,774           $ 75,837
 Audit-Related Fees 1, 2        -0-                -0-             $158,920
 Tax Fees 3                     -0-                -0-             $ 13,250
 All Other Fees 4               -0-                -0-             $ 67,588

 ------------------------

 1 Reflects fees for services attributable to the indicated fiscal year, a portion of which fees were paid in the subsequent fiscal year.

 2 Audit-related fees related to the preparation of required audited financial statements for newly acquired subsidiaries.

 3 Tax fees related to services in connection with federal, state and local taxes.

 4 All other fees related to services in connection with the Company's shareholder rights offering and the termination of PWC as the Company's auditors.

      The current policy of the Audit Committee is to review and approve all proposed audit and non-audit services prior to the engagement of independent accountants to perform such services. Therefore, the Audit Committee does not presently have any pre-approval policy or procedures. Review and approval of such services generally occur at the Audit Committee's regularly scheduled quarterly meetings. In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Audit Committee has delegated to its chairman the authority to approve audit and non-audit services up to a pre-determined level as approved by the Audit Committee. Any audit or non-audit services approved pursuant to such delegation of authority must be reported to the full Audit Committee at its next regularly scheduled meeting. During fiscal 2004 and 2003, all audit and non-audit services performed by the Company's independent accountants were approved in advance by the Audit Committee.


                SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      Any shareholder desiring to submit a proposal for inclusion in the proxy material relating to the 2006 annual meeting of shareholders must do so in writing. The proposal must be received at the Company's principal executive offices by December 30, 2005. In addition, with respect to any matter proposed by a shareholder at the 2006 Annual Meeting but not included in the Company's proxy materials, the proxy holders designated by the Company may exercise discretionary voting authority if appropriate notice of the shareholder proposal is not received by the Company at its principal executive office by March 15, 2006.

                               By Order of the Board of Directors,

                               /s/ Cecil R. Wise
                               ------------------------
                               Cecil R. Wise, Secretary

 April 29, 2005
 Fort Worth, Texas

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    PROXY
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                      HALLMARK FINANCIAL SERVICES, INC.
                           TO BE HELD MAY 26, 2005

      The undersigned hereby appoints Mark E. Schwarz, Mark J. Morrison, Brookland F. Davis and Kevin T. Kasitz, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned as of April 20, 2005, at the Annual Meeting of Shareholders to be held on May 26, 2005, or at any adjournment thereof.

 1.  ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote
         (except as marked to the contrary)     for all nominees listed below

 Instructions: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

      Mark E. Schwarz     _____                James H. Graves     _____
      Scott T. Berlin     _____                George R. Manser    _____
      James C. Epstein    _____

 2.  PROPOSAL TO ADOPT THE 2005 LONG TERM INCENTIVE PLAN

     [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

 3.   OTHER BUSINESS.   In their discretion,  the Proxies  are authorized  to
      vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AS PROPOSED IN ITEM 1 AND FOR THE ADOPTION OF THE 2005 LONG TERM INCENTIVE PLAN AS PROPOSED IN
 ITEM 2.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

      Please sign below exactly as your shares are held of record. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 Date: ___________________, 2005   __________________________________________
                                   Signature

 PLEASE  MARK,  SIGN,  DATE  AND
 RETURN THE PROXY CARD PROMPTLY,
 USING THE ENCLOSED ENVELOPE.
                                   __________________________________________
                                   Signature, if held jointly:


   PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. [ ]

                                  Appendix A
                                  ----------

                      HALLMARK FINANCIAL SERVICES, INC.
                        2005 LONG TERM INCENTIVE PLAN


 Section 1    Purpose
              -------

      HALLMARK FINANCIAL SERVICES, INC. (the "Corporation") establishes this 2005 LONG TERM INCENTIVE PLAN (the "2005 Plan") to:

      (a)  attract and retain key executive and managerial employees;

      (b)  motivate  participating   employees,  by   means  of   appropriate
 incentives, to achieve long-range goals;

      (c) attract and retain well-qualified individuals to serve as members of the Corporation's Board of Directors (the "Board");

      (d) provide incentive compensation opportunities that are competitive with those of other corporations; and

      (e) further identify the interests of directors and eligible employees with those of the Corporation's other stockholders through compensation alternatives based on the Corporation's Common Stock;

 and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation's equity and enhancement of long-term stockholder return.

 Section 2    Scope
              -----

      Awards under the 2005 Plan may be granted in the form of (a) incentive stock options ("incentive stock options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) non-qualified stock options ("non-qualified options") (unless otherwise indicated, references in the 2005 Plan to "options" include incentive stock options and non-qualified options), or (c) shares of the Common Stock of the Corporation (the "Common Stock") that are restricted as provided in Section 12 hereof ("restricted shares"). Stock appreciation rights ("rights") may accompany options. Rights may also be granted without accompanying options. The maximum aggregate number of shares of Common Stock with respect to which options and restricted shares, and rights granted without accompanying options, may be granted from time to time under the 2005 Plan shall be 5,000,000 shares (subject to adjustment as described in Section 17 hereof). Shares of Common Stock with respect to which awards are granted may be, in whole or in part, authorized and unissued shares or authorized and issued shares reacquired and held in the treasury of the Corporation, as the Board shall from time to time determine. If for any reason (other than the surrender of options or Deemed Options (as defined in Section 9(b)) upon exercise of rights as provided in Section 9 hereof) any shares as to which an option has been granted cease to be subject to purchase thereunder, or any restricted shares are forfeited to the Corporation, or any right issued without accompanying options terminates or expires without being exercised, then the shares in respect of which such option or right was granted, or which relate to such restricted shares, shall become available for subsequent awards under the 2005 Plan.

 Section 3    Effective Date
              --------------

      The 2005 Plan shall become effective on the calendar day immediately following the date the 2005 Plan is approved by the stockholders of the Corporation. If the stockholders of the Corporation approve the 2005 Plan, it shall terminate on the tenth anniversary of its effective date.

 Section 4    Administration
              --------------

      (a) The 2005 Plan shall be administered, construed and interpreted solely by the Compensation Committee, or any successor thereto, of the Board (the "Committee"). The Committee shall consist of two or more directors. Unless otherwise determined by the Board, each member of the Compensation Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) an "outside director" as defined under Section 162(m) of the Code, unless administration of this Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

      (b) Subject to the express provisions of Rule 16b-3 promulgated under the 1934 Act and Treasury regulation S1.162-27, the Committee shall have plenary authority in its sole discretion, and subject to the express provisions of the 2005 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option (the "exercise price"), the term of each option, the employees to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights; to grant rights without accompanying options; to determine the employees to whom and the time or times at which such rights shall be granted and the exercise price, term, and number of shares of Common Stock covered by any Deemed Option corresponding thereto; to grant restricted shares and to determine the term of the restricted period and other conditions applicable to such restricted shares, the employees to whom and the time or times at which restricted shares shall be granted and the number of restricted shares to be covered by each grant; to interpret the 2005 Plan; to prescribe, amend and rescind rules and regulations relating to the 2005 Plan; to determine the terms and provisions of the option, right and restricted share agreements entered into in connection with awards under the 2005 Plan; to prepare and distribute in such manner as the Committee determines to be appropriate information concerning the 2005 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 2005 Plan. The Committee may delegate to one (1) or more of its members or to one (1) or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 2005 Plan; provided, however, that the Committee shall not delegate its authority to construe and interpret the 2005 Plan, to determine which employees may participate in the 2005 Plan, or its authority to make grants of options, restricted shares and rights or any authority which pertains to awards granted to persons subject to Section 16(b) of the 1934 Act or
 Section 162(m) of the Code.

      (c) Subject to the express provisions of Rule 16b-3 promulgated under the 1934 Act and Treasury regulation S1.162-27, the Committee may adopt such rules as it deems necessary, desirable or appropriate. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary (who may or may not be a Committee member) and advise the Board of such actions. The secretary shall keep a record of all minutes and forward all necessary communications to the Corporation. A majority of the Committee shall constitute a quorum. All decisions of the Committee shall be made by a vote of not less than a majority of the Committee members present at a meeting of the Committee at which a quorum is present or by a written consent signed by all of the members of the Committee. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act in accordance with the preceding sentence, registers his dissent in writing delivered to the other Committee members and to the Board, shall not be responsible for any such action or failure to act.

      (d) The Corporation shall pay all usual and reasonable expenses of the Committee, and no member shall receive compensation with respect to his services for the Committee except as may be authorized by the Board. The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all employees who have received awards, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the 2005 Plan or awards made thereunder, and the Corporation shall indemnify and hold harmless each member of the Committee against all loss, cost, expenses or damages occasioned by any act or omission to act in connection with any such action, determination or interpretation under or of the 2005 Plan, consistent with the Corporation's articles of incorporation and bylaws.

      (e) Subject to such limitations or restrictions as may be imposed by the Code or other applicable law, the Committee may grant to an employee who has been granted an award under the 2005 Plan or any other benefit plan maintained by the Corporation or any of its subsidiaries, or any predecessor or successor thereto, in exchange for the surrender and cancellation of such prior award, a new award with such terms and conditions as the Committee may deem appropriate and consistent with the provisions of the 2005 Plan.

      (f) At any time that a member of the Committee is not a "qualified member," which shall mean a member who is (i) a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the 1934 Act and
 (ii) an "outside director" within the meaning of Treasury regulation S1.162-27, any action of the Committee relating to an award granted or to be granted to an employee who is then subject to Section 16 of the 1934 Act in respect of the Corporation, or relating to an award intended by the Committee to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder, may be taken either (A) by a subcommittee, designated by the Committee, composed solely of two or more qualified members, or (B) by the Committee but with each such member who is not a qualified member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more qualified members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualified member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons.

      (g)  Notwithstanding the  powers of  the Committee  set forth  in  this
 Section 4, no award may be repriced, replaced, regranted through cancellation, or modified without approval of the Corporation's stockholders (except in connection with a change in the Corporation's capitalization as described in Section 17) if the effect would be to reduce the exercise price for the shares of Common Stock underlying such award.

 Section 5    Eligibility Factors To Be Considered in Granting Awards
              -------------------------------------------------------

      (a) Awards shall be granted only to persons who are employees of the Corporation or one (1) or more of its subsidiaries (as defined below) or directors of the Corporation who are not employees of the Corporation ("non-employee directors"). In determining the individuals to whom awards shall be granted, the number of shares of Common Stock with respect to which each award shall be granted, and the terms and conditions of each award, the Committee shall take into account the nature of the individual's duties, his or her present and potential contributions to the growth and success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 2005 Plan.

      (b) For purposes of the 2005 Plan, the term "subsidiary" means any corporation (other than the Corporation) or other entity of which the Corporation owns, directly or indirectly, a majority of the voting power of the voting equity securities or equity interest.

      (c) Unless a different meaning is indicated or required by the context and except in the case of application of Section 10, the term "employee" as used in the Plan shall include a non-employee director of the Corporation, and the term "employed" or "employment" shall include service by a non-employee director as a member of the Board.

 Section 6    Option Price; Fair Market Value
              -------------------------------

      The per share exercise price of each option for shares of Common Stock shall be determined by the Committee, but shall not in any event be less than the Fair Market Value per Share on the date the option is granted. For purposes of the 2005 Plan, the term "Fair Market Value per Share" as of any date shall mean for shares of Common Stock with respect to which restricted shares, options and rights shall be granted, the closing price of the Common Stock on such date (or if there are no sales on such date, on the next preceding date on which there were sales), as reported on the principal consolidated transaction reporting system for the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing price of the Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc Automated Quotation System ("NASDAQ"), or if the Common Stock is not listed or admitted to trading on the NASDAQ National Market System, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ System or such other system as may then be in use, or if the Common Stock is not reported on any such system and is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board, or if no such market maker is making a market in the Common Stock, the fair value of the Common Stock as determined in good faith by the Board; provided, however, that in any event the Fair Market Value per Share shall be appropriately adjusted to reflect events described in Section 17 hereof. The Committee shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, provided that the employee to whom the option is granted is promptly notified of the grant and a written option agreement is duly executed as of the date of the resolution. The exercise price so determined shall also be applicable in connection with the exercise of any related right.

 Section 7    Term of Options
              ---------------

      The term of each option granted under the 2005 Plan shall be as the Committee shall determine, but in no event shall any option have a term of more than 10 years from the date of grant, subject to earlier termination as provided in Sections 14 and 15 hereof. If the holder of an incentive stock option owns, at the time the incentive stock option is granted, stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary, the term of such incentive stock option shall not exceed five (5) years from the date of grant.

 Section 8    Exercise of Options
              -------------------

      (a) Subject to the provisions of the 2005 Plan and unless otherwise provided in the option agreement, an option granted under the 2005 Plan shall become 100% vested at the earliest of (i) the employee's retirement from employment at or after Retirement Age (as defined in Section 14 hereof), or (ii) the employee's death or total and permanent disability (as defined in Section 15 hereof), or (iii) a Change in Control (as defined in
 Section 22 hereof). Prior to becoming 100% vested, each option shall become exercisable in such cumulative installments and upon such events as the Committee may determine in its sole discretion. The Committee may also, in its sole discretion, accelerate the exercisability of any option or installment thereof at any time.

      (b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares of Common Stock as to which the option has become exercisable; provided, however, that an option shall not be exercised at any time as to less than 100 shares (or less than the number of full shares of Common Stock as to which the option is then exercisable, if that number is less than 100 shares).

      (c) At the time of exercise of any option, the per share exercise price of such option shall be paid in full for each share of Common Stock with respect to which such option is exercised. Payment may be made in cash or, with the approval of the Committee, in shares of the Common Stock, valued at the Fair Market Value per Share on the date of exercise. An option holder may also make payment at the time of exercise of an option, with the approval of the Committee, by delivering to the Corporation a properly executed exercise notice together with irrevocable instructions to a broker approved by the Corporation, that upon such broker's sale of shares with respect to which such option is exercised, it is to deliver promptly to the Corporation the amount of sale proceeds necessary to satisfy the option exercise price and any required withholding taxes; provided, however, that the right to facilitate an option exercise by the use of a broker transaction shall, for individuals subject to Section 16 of the 1934 Act and members of the Board, be available only to the extent allowed pursuant to the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission.

      (d) Upon the exercise of an option or portion thereof in accordance with the 2005 Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a stockholder with respect to the Common Stock issued as a result of such exercise.

 Section 9    Award and Exercise of Rights
              ----------------------------

      (a) The Committee may grant a right as a primary right or an additional right in the manner set forth in this Section 9. A right granted in connection with an option must be granted at the time the option is granted. Each right shall be subject to the same terms and conditions as the related option or Deemed Option (as described in Section 9(b)) and shall be exercisable only to the extent the option or Deemed Option is exercisable.

      (b) The Committee may award a primary right either alone or in connection with any option granted under the 2005 Plan. Each primary right granted without a corresponding option shall nevertheless be deemed for certain purposes described in this Section 9 to have been accompanied by an option (a "Deemed Option"). A Deemed Option shall have no value, and no shares of Common Stock (or other consideration) shall be delivered upon exercise thereof, but such Deemed Option shall serve solely to establish the terms and conditions of the corresponding primary right. At the time of grant of a primary right not granted in connection with an option, the Committee shall set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option shall include all terms and conditions that at the time of grant are required, and, in the discretion of the Committee, may include any additional terms and conditions that at such time are permitted, to be included in options granted under the 2005 Plan. A primary right shall entitle the employee to surrender unexercised the related option or Deemed Option (or any portion or portions thereof that the employee determines to surrender) and to receive in exchange, subject to the provisions of the 2005 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (i) the excess of (A) the Fair Market Value per Share on the exercise date over (B) the per share exercise price of the option or Deemed Option, multiplied by (ii) the number of shares of Common Stock subject to the option, Deemed Option or portion thereof that is surrendered. Surrender of an option or Deemed Option or portion thereof in exchange for a payment as described in this Section is referred to as the "exercise of a primary right." Upon exercise of a primary right, payment shall be made in the form of cash, shares of Common Stock, or a combination thereof, as elected by the employee. Shares of Common Stock paid upon exercise of a primary right will be valued at the Fair Market Value per Share on the exercise date. Cash will be paid in lieu of any fractional share of Common Stock based upon the Fair Market Value per Share on the exercise date. Subject to Section 19 hereof, no payment will be required from the employee upon exercise of a primary right.

      (c) The Committee may award an additional right in connection with any option granted under the 2005 Plan. An additional right shall entitle the employee to receive, upon the exercise of a related option, a cash payment equal to (i) the product determined by multiplying (A) the excess of (x) the Fair Market Value per Share on the date of exercise of the related option over (y) the option price per share at which such option is exercisable by
 (B) the number of shares of Common Stock with respect to which the related option is being exercised, multiplied by (ii) a percentage factor (which may be any percentage factor equal to or greater than 10% and equal to or less than 100%) as determined by the Committee at the time of the grant of such additional right or as determined in accordance with a formula for determination of such percentage factor established by the Committee at the time of the grant of such additional right. If the Committee specifies no other percentage factor or formula at the time of grant of such additional right, the percentage factor shall be deemed to be 100%. The Committee at any time, or from time to time, after the time of grant may in its discretion increase such percentage factor (or amend such formula so as to increase such factor) to not more than 100%.

      (d) Upon exercise of a primary right, the number of shares of Common Stock subject to exercise under the related option or Deemed Option shall automatically be reduced by the number of shares of Common Stock represented by the option, Deemed Option or portion thereof surrendered. Shares of Common Stock subject to options, Deemed Options or portions thereof surrendered upon the exercise of rights shall not be available for subsequent awards under the 2005 Plan.

      (e) If neither the right nor, in the case of a right (whether primary or additional) with a related option, the related option, is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and, subject to Section 19 hereof, a payment in the amount prescribed by Section 9(b) or Section 9(c), as the case may be, shall be paid to the employee in cash.

 Section 10   Incentive Stock Options
              -----------------------

      (a) The Committee shall designate the employees to whom incentive stock options, as described in Section 422 of the Code or any successor section thereto, are to be awarded under the 2005 Plan and shall determine the number of shares of Common Stock to be covered by each incentive stock option. Incentive stock options shall be awarded only to employees of the Corporation or of its corporate subsidiaries, and non-employee directors shall not be eligible to receive awards of incentive stock options. In no event shall the aggregate Fair Market Value Per Share of all Common Stock (determined at the time the option is awarded) with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Corporation and its subsidiaries) exceed $100,000.

      (b) The purchase price of a share of Common Stock under each incentive stock option shall be determined by the Committee; provided, however, that in no event shall such price be less than 100% of the Fair Market Value Per Share as of the date of grant (or 110% of such Fair Market Value Per Share if the holder of the incentive stock option owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary).

      (c) Except as provided in Sections 14 and 15 hereof, no incentive stock option shall be exercised at any time unless the holder thereof is then an employee of the Corporation or one of its subsidiaries. For this purpose, "subsidiary" shall include an entity that becomes a subsidiary after the grant of an incentive stock option and which subsequently employs the grantee as long as the grantee was, from the date of grant of the incentive stock option until the date of transfer to the new subsidiary, an employee of either the Corporation or a subsidiary of the Corporation.

      (d) In the event of amendments to the Code or applicable rules or regulations relating to incentive stock options subsequent to the date hereof, the Corporation shall amend the provisions of the 2005 Plan, and the Corporation and the employees holding such incentive stock options shall agree to amend outstanding option agreements to conform to such amendments.

 Section 11   Transferability of Awards
              -------------------------

      (a) The Committee may, in its discretion, permit a holder of an award, other than an incentive stock option, to transfer all or any portion of the award, or authorize all or a portion of such award granted to be on terms which permit transfer by such holder; provided that, in either case, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the original holder of the award (the "original holder"), any person sharing the original holder's household (other than a tenant or employee of the Corporation), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the original holder) control the management of assets, or any other entity in which these persons (or the original holder) own more than fifty percent of the voting interests (collectively, "permitted transferees"); provided further that, (i) there may be no consideration for any such transfer and (ii) subsequent transfers of awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder and transfers to other permitted transferees of the original holder.

      (b) An award may, in the Committee's discretion, be transferred to a permitted transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction only upon delivery to the Corporation of written notice of such transfer and a certified copy of such order.

      (c) Notwithstanding anything to the contrary in this Section 11, an incentive stock option shall not be transferable other than by will or the laws of descent and distribution. Except as expressly permitted by
 Section 11(a) and Section 11(b), awards shall not be transferable other than by will or the laws of descent and distribution.

      (d)  Following the  transfer  of  any award  as  contemplated  by  this
 Section 11, such award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the provisions of the award relating to exercisability shall continue to be applied with respect to the original holder and, following the occurrence of any such events described therein, the award shall be exercisable by the permitted transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased award holder, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

      (e) Any award holder desiring to transfer an award as permitted under this Section 11 shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if it may not be made in compliance with all applicable federal, state and foreign securities laws.

      (f) To the extent the issuance to any permitted transferee of any shares of Common Stock issuable pursuant to awards transferred as permitted in this Section 11 is not registered pursuant to an effective registration statement of the Corporation generally covering the shares to be issued pursuant to the 2005 Plan, the Corporation shall not have any obligation to register the issuance of any such shares of Common Stock to any such transferee.

 Section 12   Award and Delivery of Restricted Shares
              ---------------------------------------

      (a) At the time an award of restricted shares is made, the Committee shall establish a period or periods of time (each a "Restricted Period") applicable to such award that shall not be more than 10 years. Each award of restricted shares may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the restricted shares awarded, and for the lapse or termination of restrictions upon all or any portion of the restricted shares upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares upon the earliest of (i) the employee's retirement from employment at or after Retirement Age (as defined in Section 14 hereof), or
 (ii) the employee's death or total and permanent disability (as defined in Section 15 hereof), or (iii) a Change in Control (as defined in Section 22 hereof).

      (b) At the time a grant of restricted shares is made to an employee, a stock certificate representing a number of shares of Common Stock equal to the number of such restricted shares shall be registered in the employee's name but shall be held in custody by the Corporation for such employee's account. The employee shall generally have the rights and privileges of a stockholder as to such restricted shares, including, without limitation, the right to vote such restricted shares, except that, subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the stock certificate evidencing restricted shares until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of  any  other  conditions prescribed  by  the  Committee;  and
 (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Corporation if the employee ceases to be an employee of the Corporation or any of its subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. Dividends in respect of restricted shares shall be currently paid; provided, however, that in lieu of paying currently a dividend of shares of Common Stock in respect of restricted shares, the Committee may, in its sole discretion, register in the name of an employee a stock certificate representing such shares of Common Stock issued as a dividend in respect of restricted shares, and may cause the Corporation to hold such certificate in custody for the employee's account subject to the same terms and conditions as such restricted shares. Upon the forfeiture of any restricted shares, such forfeited restricted shares shall transfer to the Corporation without further action by the employee. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to
 Section 17 hereof.

      (c) Upon the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for herein, the restrictions applicable to the shares subject to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of restricted shares with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the employee or the employee's Beneficiary (as defined below). The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay to the employee or the employee's Beneficiary, in lieu thereof, the product of
 (i) the Fair Market Value per Share (determined as of the date the restrictions expire or terminate), and (ii) the fraction of a share to which such employee would otherwise be entitled. Subject to Section 19 hereof, no payment will be required from the employee upon the issuance or delivery of any Common Stock upon the expiration or termination of a Restricted Period with respect to restricted shares. An employee's "Beneficiary" is a person or persons (natural or otherwise) designated by such employee, pursuant to a written instrument executed by such employee and filed with the Committee, to receive any benefits payable hereunder in the event of such employee's death.

 Section 13   [DELETED]
              ---------

 Section 14   Termination of Employment
              -------------------------

      (a) Unless otherwise determined by the Committee, in the event that the employment of an employee to whom an option or right has been granted under the 2005 Plan shall be terminated (except as set forth in Section 15 hereof), such option or right may, subject to the provisions of the 2005 Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination or, in the case of a non-employee director who ceases to serve as a member of the Board or an employee whose termination results from retirement from employment at or after the attainment of age 65 (the "Retirement Age"), within five (5) years after such cessation of service or termination, but in no event later than the date on which the option or right expires; provided, however, that, unless otherwise determined by the Committee, any option or right held by an employee whose employment is terminated for cause (as determined by the Board in its sole discretion) or an employee who leaves the employ of the Corporation voluntarily shall, to the extent not theretofore exercised, terminate upon the date of termination of employment; and provided further, that (except as set forth in Section 15 hereof) no incentive stock option may be exercised more than three
 (3) months after the employee's termination of employment.

      (b) Unless otherwise determined by the Committee, if an employee to whom restricted shares have been granted ceases to be an employee of the Corporation or of a subsidiary prior to the end of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee for any reason other than death, total and permanent disability (as defined in Section 15 hereof), or retirement from employment at or after the Retirement Age, the employee shall immediately forfeit all shares then subject to such Restricted Period.

      (c) Awards granted under the 2005 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation or any subsidiary thereof. Any option, right or restricted share agreement, and any rules and regulations relating to the 2005 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any award agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 2005 Plan or in any award granted pursuant to the 2005 Plan shall confer upon any employee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary to terminate such employment at any time.

 Section 15   Death or Total and Permanent Disability of Employee
              ---------------------------------------------------

      If an employee to whom an option or right has been granted under the 2005 Plan shall die or suffer a total and permanent disability while employed by the Corporation or a subsidiary, such option or right may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total and permanent disability), as set forth herein by the employee, legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, whichever is applicable, at any time within one (1) year after the date of the employee's death or total and permanent disability, but in no event later than the date on which the option or right terminates. Notwithstanding the above, if an employee who terminates employment by reason of total and permanent disability shall die, a legatee or legatees of such employee under the employee's last will, or the executor of such employee's estate, shall only have the right to exercise such option or right, to the extent that the employee was entitled to do so at the termination of employment, during the period ending one (1) year after the date of the employee's termination of employment by reason of total and permanent disability. For purposes hereof, "total and permanent disability" shall have the meaning set forth in the Corporation's long-term disability policy.

 Section 16   [DELETED]
              ---------

 Section 17   Adjustments upon Changes in Capitalization, etc.
              ------------------------------------------------

      Notwithstanding any other provision of the 2005 Plan, the Committee may at any time make or provide for such adjustments to the 2005 Plan, to the number and class of shares available thereunder or to any outstanding options, rights or restricted shares as it shall deem appropriate to prevent dilution or enlargement, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect to outstanding options, rights and restricted shares including, in the Committee's discretion, revision of outstanding options, rights and restricted shares so that they may be exercisable or redeemable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments to options, rights, or restricted shares shall be eliminated.

 Section 18   Termination and Amendment
              -------------------------

      The Board shall have the right to amend, suspend or terminate the 2005 Plan at any time; provided, however, that an amendment shall be subject to stockholder approval if such approval is required to comply with the Code, the rules of any securities exchange or market system on which securities of the Company are listed or admitted to trading at the time such amendment is adopted or any other applicable laws. The Board may delegate to the Committee all or any portion of its authority under this Section 18. If the 2005 Plan is terminated, the terms of the 2005 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, except in the case of adjustments made pursuant to
 Section 17 hereof, no suspension, termination, modification or amendment of the 2005 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

 Section 19   Withholding Tax
              ---------------

      (a) The Corporation shall have the right to deduct from all amounts paid in cash in consequence of the exercise of an option or right under the 2005 Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option or a right pursuant to the 2005 Plan, the Corporation shall have the right to require the employee or such other person to pay to the Corporation the amount of any taxes that the Corporation is required to withhold with respect to such shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Section 424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of the holding period requirements of Section 422(a)(1) of the Code, the employee shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

      (b) Upon termination of the Restricted Period with respect to any restricted shares (or such earlier time, if any, as an election is made by the employee under Section 83(b) of the Code, or any successor provisions thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the employee or other person receiving shares of Common Stock in respect of such restricted shares to pay to the Corporation the amount of taxes that the Corporation is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to restricted shares the amount of taxes that the Corporation is required to withhold with respect to such dividend payments.

 Section 20   Written Agreements
              ------------------

      Each award of options, rights or restricted shares shall be evidenced by a written agreement, executed by the employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.

 Section 21   Effect on Other Stock Plans
              ---------------------------

      The adoption of the 2005 Plan shall have no effect on awards made or to be made pursuant to other plans covering employees of the Corporation or its subsidiaries, or any predecessors or successors thereto.

 Section 22   Change in Control
              -----------------

      (a) For purposes of this 2005 Plan, the phrase "Change in Control" means a change in ownership or control of the Corporation effected through any of the following means:

           (i) a merger or consolidation of the Corporation with or into another entity, or the exchange of securities (other than a merger or consolidation) by the holders of the voting securities of the Corporation and the holders of voting securities of any other entity, in either case in which the stockholders of the Corporation immediately before the transaction do not own 50% or more of the combined voting power of the voting securities of the surviving entity or its parent immediately after the transaction;

           (ii) any merger in which the Corporation is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger;

           (iii) the   sale,  transfer  or   other  disposition   of  all  or
      substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation;

           (iv) the acquisition, at any time after the date hereof, by any "person" or "group" of "beneficial ownership" (as each such term is used in Regulation 13D promulgated under the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made to the Corporation's stockholders the acceptance of which the Board has not recommended; or

           (v) a change in the composition of the Board such that individuals who on the day immediately following the effective date of the 2005 Plan (the "Determination Date") constitute the members of the Board and any new director, whose election to the Board or nomination for election to the Board by the Corporation's stockholders was approved by a vote of at least a majority of the directors then in office who either were directors at the Determination Date or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board.

      (b) Upon the occurrence of a Change in Control, with respect only to awards held by individuals who are employees or directors of the Corporation (and their permitted transferees pursuant to Section 11) at the occurrence of the Change in Control, (i) all outstanding rights and options shall immediately become fully vested and exercisable in full, including that portion of any right or option that pursuant to the terms and provisions of the applicable award agreement had not yet become exercisable (the total number of shares of Common Stock to which a right or an option relates is referred to herein as the "Total Shares"); and (ii) the Restricted Period of any restricted shares shall immediately be accelerated and the restrictions shall expire. Nothing in this Section 22(b) shall impose on a holder the obligation to exercise any award immediately before or upon the Change of Control, nor shall the holder forfeit the right to exercise the award during the remainder of the original term of the award because of a Change in Control or because the holder's employment is terminated for any reason following a Change in Control.

      (c) The Corporation shall attempt to keep all holders informed with respect to any Change in Control to the same extent that the Corporation informs its stockholders of any such event.

 Section 23   Headings
              --------

      Headings in this 2005 Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.